Business Update March 3-4, 2015 EXHIBIT 99.1

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC, CFTC, EPA and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short- term natural gas storage markets impacting third-party storage revenues; volatility in commodity markets; deviations in weather and related risks impacting the results of our energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Overview • Long-Term Growth Update • Financial Update • Summary 3

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines Transport and store natural gas Power & Industrial Projects Own and operate energy related assets Energy Trading Generate economic value and provide strategic benefits DTE’s earnings are ~95% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects ~80% of total earnings ~20% of total earnings 4

5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet Our system of priorities is fundamental to how we create value for our investors 5

DTE Energy has achieved “Highest in Customer Satisfaction With Business and Large Residential Natural Gas Service Providers in the Midwest”*

DTE Energy

J.D. Power Gas Utility Residential Gas Customer Satisfaction Ranking

Midwest Region: Large Segment



Residential
2014
2013
2012
2007

J.D. Power Gas Utility Business Gas Customer Satisfaction Ranking

Midwest Region



Business
2015
2014
2007

* DTE Energy received the highest numerical score in the Midwest in the proprietary J.D. Power 2014 Gas Utility Residential Customer Satisfaction Study℠ (large providers) and 2015 Gas Utility Business Customer Satisfaction Study℠. Business based on 9,243 online interviews ranking 20 Midwest providers. Residential based on 69,806 online interviews ranking 17 large Midwest providers. Proprietary study results are based on experiences and perceptions of residential customers surveyed 9/13-12/14 and businesses surveyed 4/14-7/14 and 8/14-12/14. Your experiences may vary. Visit jdpower.com.

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Our strong earnings growth opportunities coupled with our contingency planning gives us confidence in our ability to deliver 5% – 6% operating EPS* growth Utility Earnings Growth Non-Utility Earnings Growth DTE Earnings Growth Share Dilution Contingency DTE EPS Growth Non-Utilities 5% - 7% 5% - 6% Utilities * Reconciliation to GAAP reported earnings included in the appendix 10% - 15% 7% - 8% Operating Earnings Growth Operating EPS Growth 7

* Reconciliation to GAAP reported earnings included in the appendix (dollars per share) We remain committed to delivering 5% to 6% operating EPS* growth $3.33 $3.64 $3.75 $3.94 $4.09 $4.60 $4.60 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 EPS Dividend Actuals Forecast Operating EPS* 6.7% CAGR 2009 – 2014 Dividend per share 5.4% CAGR 2009 – 2014 (Annualized) Guidance midpoint 8

• Overview • Long-Term Growth Update • Financial Update • Summary 9

Michigan has returned to economic health, allowing the state to focus on beneficial energy policy changes Detroit’s economic rebirth Michigan’s economic health Michigan Energy policy Constructive regulatory environment Michigan leads nation in manufacturing job growth Brookings Institution ranked Michigan #4 in Highest percentage of Advanced Industry Workers Michigan Public Service Commission 10

The state has experienced leadership to drive successful changes in energy policy 11 “I am calling for the creation of an Agency on Energy… …we can all work together to come up with better policies.” From Governor Snyder’s State of the State address, January 20, 2015 Senator Mike Nofs Energy and Technology Committee Chair Representative Aric Nesbitt Energy Policy Committee Chair Valerie Brader Deputy Legal Counsel and Senior Policy Advisor to Governor Snyder

Federal and state policy will lead to transformation of our generation mix by replacing coal with natural gas and renewables

DTE Energy


What EPA is Doing
On this page:
EPA
Policy


DTE Electric Generation Output
~20%
~10%
~70%
~20%
~50%
~30%
Nuclear / other
Gas / Renewables
Coal
2014
2030 Scenario*

* Ultimate timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies

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We will invest over $11 billion in capital projects to drive growth through 2019 (billions) 13 ~$11.2 – $11.8 $0.6 – $0.8 $1.5 – $1.9 $1.6 $7.5 Power & Industrial Projects Gas Storage & Pipelines DTE Gas DTE Electric On-site energy, cogeneration Gathering investments, NEXUS, additional pipeline expansions Base investments, infrastructure renewal, NEXUS related Base infrastructure, new generation, environmental

Our electric utility is investing $7.5 billion in three key areas through 2019 $5.7 billion Distribution infrastructure renewal Power plant reliability Compliance Gas plant acquisition Generation asset base renewal $1.4 billion $400 million $7.5 billion Targeting 5% - 6% growth Base Infrastructure New Generation Environmental Total 14

Generation replacement will significantly increase DTE Electric’s investment over the next 10 years DTE Electric Total Investment ~$7.5 ~$9.0 2015-2019 2020-2024 ~$6.0 2010-2014 New generation investment (billions) 15

Our gas utility is making $1.6 billion of reliability and infrastructure investments through 2019 Strengthen and expand infrastructure Main renewal, meter move-out and pipeline integrity Compression Targeting 7% - 8% growth Base Infrastructure Infrastructure Renewal Nexus Related Total $825 million $600 million $125 million ~$1.6 billion 16

As we continue to grow, we are focusing on minimizing the customer rate impact


Downward pressure
Continuous Improvement
Surcharge Reductions
Revised Business Rates
Load Growth
$
$
Upward pressure
Capital Investments
Cost Inflation

DTE Electric

- ✓ $600 million* surcharge reductions
- ✓ Revised business cost of service rates
- ✓ 2015 general rate case

DTE Gas

- ✓ Infrastructure Recovery Mechanism Expansion
- ✓ Targeting to file rate case 2016/2017

Target annualized rate increases in low single digits

* Includes ~$300 million surcharge reduction for renewable energy, power supply cost recovery (PSCR) and choice incentive mechanism implemented 1Q 2014 and net reduction of ~$300 million due to elimination of securitization surcharge and PSCR increase in 1Q 2015

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DTE’s continuous improvement capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense 70% DTE 0% Avg. 25% 71% DTE -6% Avg. 13% 2008 to 2013 Change in O&M Costs Electric Industry Peers* Gas Industry Peers** 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Successfully offset ~$300 million of inflation from 2008 to 2013 18

Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms DTE Gas DTE Storage Proposed NEXUS Pipeline Marcellus Shale Bluestone Pipeline Utica Shale Michigan Gathering 19 Bluestone Gathering System

Gas Storage & Pipelines platforms drive growth through new projects and expansions Pipeline Platform Gathering Platform Storage Platform • Bluestone Pipeline • Millennium Pipeline • Vector Pipeline • Proposed NEXUS Pipeline • Bluestone Gathering • Michigan Gathering • 91 Bcf of working capacity • Strategically located between Chicago and Dawn trading hubs Understand and anticipate opportunities in new resource plays Leverage existing foundational assets and build out incremental projects Develop greenfield pipes in partnership with peer energy companies Use relationships in utility industry to develop demand for investments Growth Strategy 20

The NEXUS and Vector pipelines have taken important steps forward in recent months NEXUS GAS TRANSMISSION VECTOR PIPELINE Vector Pipeline® 21 • Open season results finalized: - Executed 15+ year transport contracts with NEXUS Gas Transmission and Rover Pipeline LLC - Contracts firm up long-term utilization of Vector and will not require mainline expansion in 2017 • Agreements executed with LDCs and several key shippers; additional discussions underway • Supplemental open season completed providing for additional receipt points and other services • Interconnect agreements reached with DTE Gas, Vector Pipeline and Texas Eastern • FERC prefiling submitted; engaged engineering and construction contractor; public outreach activities underway

Gas Storage & Pipelines’ operating earnings* potential is $145 million by 2019 2013A 2014A 2015E 2016E 2017E 2018E 2019E * Reconciliation to GAAP reported earnings included in the appendix Pipeline Platform** Gathering Platform Storage Platform New Project Development (Other gathering and pipeline expansions) $1.0 - $1.3 billion investment ~$145 $70 $45 $20 $10 $1.5 - $1.9 billion investment 2015-2019 ** Includes Nexus at 33% ownership 10% - 15% CAGR $70 $82 $80 - $88 (millions) 22

Power & Industrial Projects is focused in three key business lines across the country Industrial Energy Services Renewable Energy Reduced Emissions Fuel 23

Power & Industrial Projects is pursuing new opportunities in each business line in order to achieve growth aspirations 24 • On-site energy and utility services for industrial, commercial and institutional customers • Several cogeneration projects currently under development • Wood-fired power plants and landfill gas-to-energy • Near term growth from expanded renewable output • Projects reduce emissions from coal-fired power plants • Negotiations underway on relocation of 9th unit Industrial Energy Services Renewable Energy Reduced Emissions Fuel

Power & Industrial Projects is targeting $145 million of operating earnings* by 2019 through growth in each of its business lines 2013A 2014A 2015E 2016E 2017E 2018E 2019E ~$145 $35 $70 $85 ($65) $20 $70 New Project Development / Acquisitions Renewable Energy Reduced Emissions Fuel Industrial Energy Services Corporate allocations, interest, overheads $90 $600 - $800 million investment 2015-2019 * Reconciliation to GAAP reported earnings included in the appendix $90 - $100 (millions) 10% - 15% CAGR 25

• Overview • Long-Term Growth Update • Financial Update • Summary 26

We raised our 2015 operating EPS* guidance from our previous early outlook * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Drivers (millions, except EPS) 2015 Early Outlook 2015 Guidance 2014 Actuals* DTE Electric $528 $554 - $570 $554 - $570 DTE Gas 140 128 - 134 128 - 134 Gas Storage & Pipelines 82 79 - 87 80 - 88 Power & Industrial Projects 90 85 - 95 90 - 100 Corporate & Other (44) (51) - (47) (50) - (46) Growth segments** $796 $795 - $839 $802 - $846 Growth segments operating EPS $4.48 $4.43 - $4.67 $4.48 - $4.72 Energy Trading $20 $0 $0 DTE Energy $816 $795 - $839 $802 - $846 Operating EPS $4.60 $4.43 - $4.67 $4.48 - $4.72 Avg. Shares Outstanding 177 179 179   Gas Storage & Pipelines • Higher pipeline earnings Power & Industrial Projects • Stronger renewables performance 27 • Lower share issuance

Leverage* 49% 51% 23% 25% Strong balance sheet remains a key priority and supports growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% - 22% 5 • Achieved target of zero equity issuance in 2014 – Targeting $200 million of equity issuance in 2015 and $800 to $900 million 2015 - 2017 • $1.5 billion of available liquidity as of December 31, 2014 • Refinanced over $1 billion of debt in 2014 – Reduced interest expense by more than $100 million since 2010 ** Funds from Operations (FFO) is calculated using operating earnings 28 2014 2015E 51% 53% 2014 2015E 25% 21

• Overview • Long-Term Growth Update • Financial Update • Summary 29

Summary * Reconciliation to GAAP reported earnings included in the appendix 30 • Exceeded our operating EPS* growth target with historical growth of nearly 7% • Targeting 5% to 6% operating EPS* growth ‒ 2015 growth segment guidance midpoint of $4.60 provides 5.5% EPS growth over 2014, with normal weather ‒ Grow dividends in line with earnings • Meaningful investment opportunities drive continued growth at the non-utility businesses • Utility distribution investments and generation replacement are key growth drivers • Constructive state policy, coupled with a focus on operational excellence and strong customer satisfaction provide a foundational basis for utility investment

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 31

Appendix

2014 2015 Actual Guidance Cash From Operations $1.8 $1.7 Capital Spending (2.1) (2.6) Free Cash Flow ($0.3) ($0.9) Asset Sales & Other - 0.1 Dividends (0.5) (0.5) Net Cash ($0.8) ($1.3) Debt Financing: Issuances $2.0 $1.6 Redemptions (1.2) (0.3) Change in Debt $0.8 $1.3 DTE Energy 2015 Cash Flow Guidance Drivers • Cash from operations decreases due to elimination of securitization bond surcharge at DTE Electric • Capital expenditures are higher due to increased generation and infrastructure investment at the utilities and growth projects at the non-utilities (billions) Cash Flow Summary 33

DTE Energy 2015 Capital Expenditure Guidance 2014 2015 Actual Guidance DTE Electric Operational $1,187 $1,270 Environmental 169 100 Renewable Energy / New Generation 205 450 $1,561 $1,820 DTE Gas Operational $143 $200Main Renewal / Meter Move-out / Pipeline Integrity 81 80 $224 $280 $309 $400 - $500 Total $2,094 $2,500 - $2,600 Non-Utility (millions) Capital Expenditures Summary Drivers DTE Energy 2015 Capital Expenditure Guidance 34 • DTE Electric capital higher due to increased generation and reliability investment • DTE Gas capital spending higher due to increased base capital investment • Non-utility range reflects potential variability in growth capital spending

DTE Energy 2014 Operating Earnings* Variance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Drivers (millions, except EPS) 2014 Change 2013 DTE Electric • Revenue decoupling mechanism amortization and lower O&M DTE Gas • Colder winter weather offset by higher O&M Non-Utility • Gas Storage & Pipelines driven by higher pipeline and gathering earnings, partially offset by accounting change • Power & Industrial Projects higher primarily due to Reduced Emissions Fuel earnings Energy Trading • Recognition of stronger economic performance DTE Electric 484$ 528$ 44$ DTE Gas 143 140 (3) Gas Storage & Pipelines 70 82 12 Power & Industrial Projects 70 90 20 Corporate & Other (44) (44) - Growth segments** 723$ 796$ 73$ Growth segments operating EPS 4.11$ 4.48$ 0.37$ Energy Trading (3)$ 20$ 23$ DTE Energy 720$ 816$ 96$ Operating EPS 4.09$ 4.60$ 0.51$ Avg. Shares Outstanding 175 177 35

DTE Electric plans $7.5 billion of investments over the next 5 years 2014A 2015E 2016E 2017E 2018E 2019E Base New Generation Other Projects* Environmental Distribution Reliability 2015E - 2019E Total ~$13.4B ~$17.5B YE Rate Base** $595M ~$820M Depreciation * Includes AMI, Ludington expansion and other investments ** Includes working capital; 2014 estimated $1,561 $1,820 $1,300 $1,460 $1,460 $1,460 $400 $900 $1,400 $3,600 $7,500 $1,200 (millions) 36

DTE Gas plans nearly $1.6 billion of investments over the next 5 years 2014A 2015E 2016E 2017E 2018E 2019E 2015E - 2019E Total Base Gas Renewal NEXUS related $224 $280 $350 $360 $280 $280 $1,550 $125 $600 $825 ~$3.1B ~$4.4B - $4.5B YE Rate Base* $99M ~$130M Depreciation * Includes working capital; 2014 estimated (millions) 37

DTE Gas • Filed expanded Infrastructure Recovery Mechanism (IRM) 2015 • Filed cost of service rates and general rate case DTE Electric 2014 2016+ • Revised business cost of service rates 2Q • Self implement general rates 3Q • Final rate order 4Q • Periodic rate cases • IRM review and ruling • Begin expanded IRM 1Q 2016 • Expect rate case filing 2016/2017 Utility regulatory timeline 38

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Future Expansion (planning phase) 0.2 - 0.5 2017 + Total Planned Capacity 1.0 - 1.3 Bluestone Pipeline (bi-directional)* 0.8 Expansion #2 0.1 2Q 2015 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline** 1.3 Proposed NEXUS Pipeline 1.5 2017 * Includes 0.2 Bcf expansion which was completed in 2014 39 ** Expiring capacity fully recontracted through Q4 2014 open season process

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income 40 (millions, after-tax) Operating Earnings* $61 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs Realized Unrealized O&M / Other ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized mark-to-market changes of certain derivative contracts primarily in our Gas Structured strategy 2013 2014 $70 2 (51) (52) ($3) $20 (13) (millions) Accounting Adjustments** 2014 Operating Earnings* $20 2014 Economic Net Income Accounting Adjustments** 2013 Operating Earnings* 2013 Economic Net Income $37 $57 ($3) $24 $21

2014 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2014 — Net Income (millions)

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 528	$ 140	$ 82	$ 90	$ (57)	$ 783	$ 122	$ 905
Investment impairment	-	-	-	-	5	5	-	5
NY state tax law change	-	-	-	-	8	8	-	8
Certain mark-to-market transactions	-	-	-	-	-	-	(102)	(102)
Operating Earnings	$ 528	$ 140	$ 82	$ 90	$ (44)	$ 796	$ 20	$ 816

2014 — EPS

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 2.98	$ 0.79	$ 0.46	$ 0.51	$ (0.33)	$ 4.41	$ 0.69	$ 5.10
Investment impairment	-	-	-	-	0.03	0.03	-	0.03
NY state tax law change	-	-	-	-	0.04	0.04	-	0.04
Certain mark-to-market transactions	-	-	-	-	-	-	(0.57)	(0.57)
Operating Earnings	$ 2.98	$ 0.79	$ 0.46	$ 0.51	$ (0.26)	$ 4.48	$ 0.12	$ 4.60

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2013 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)

2013	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 484	$ 143	$ 70	$ 66	$ (44)	$ 719	$ (58)	$ 661
Asset impairment	-	-	-	4	-	4	-	4
Certain mark-to-market transactions	-	-	-	-	-	-	55	55
Operating Earnings	$ 484	$ 143	$ 70	$ 70	$ (44)	$ 723	$ (3)	$ 720

EPS

2013	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 2.76	$ 0.80	$ 0.40	$ 0.38	$ (0.25)	$ 4.09	$ (0.33)	$ 3.76
Asset impairment	-	-	-	0.02	-	0.02	-	0.02
Certain mark-to-market transactions	-	-	-	-	-	-	0.31	0.31
Operating Earnings	$ 2.76	$ 0.80	$ 0.40	$ 0.40	$ (0.25)	$ 4.11	$ (0.02)	$ 4.09

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2009 – 2014 Full Year
Reconciliation of Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	2009	2010	2011	2012	2013	2014	2009	2010	2011	2012	2013	2014
DTE Energy Report Earnings	$ 532	$ 630	$ 711	$ 610	$ 661	$ 905	$3.24	$3.74	$4.18	$3.55	$3.76	$5.10
DTE Electric												
Chrysler bad debt	4	-	-	-	-	-	0.02	-	-	-	-	-
Settlement with Detroit Thermal	-	(3)	-	-	-	-	-	(0.02)	-	-	-	-
Fermi 1 asset retirement obligation	-	-	9	-	-	-	-	-	0.05	-	-	-
DTE Gas												
Performance excellence process	-	(20)	-	-	-	-	-	(0.12)	-	-	-	-
Gas Storage & Pipelines	-	-	-	-	-	-	-	-	-	-	-	-
Power & Industrial Projects												
Chrysler bad debt	1	-	-	-	-	-	0.01	-	-	-	-	-
General Motors bad debt	3	-	-	-	-	-	0.02	-	-	-	-	-
Coke oven gas settlement	-	-	-	7	-	-	-	-	-	0.04	-	-
Chicago Fuels terminal sale	-	-	-	2	-	-	-	-	-	0.01	-	-
Pet coke mill impairment	-	-	-	1	-	-	-	-	-	0.01	-	-
Asset impairment	-	-	-	-	4	-	-	-	-	-	0.02	-
Energy Trading												
Certain mark-to-market transactions	-	-	-	-	55	(102)	-	-	-	-	0.31	(0.57)
Corporate & Other												
Antrim hedge	3	-	-	-	-	-	0.01	-	-	-	-	-
Michigan corporate income tax adj.	-	-	(87)	-	-	-	-	-	(0.50)	-	-	-
Investment impairment	-	-	-	-	-	5	-	-	-	-	-	0.03
NY state tax law change	-	-	-	-	-	8	-	-	-	-	-	0.04
Unconventional Gas												
Discontinued operations	6	8	3	56	-	-	0.03	0.04	0.02	0.33	-	-
DTE Energy Operating Earnings	$ 549	$ 615	$ 636	$ 676	$ 720	$ 816	$3.33	$3.64	$3.75	$3.94	$4.09	$4.60

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Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 44